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                                                                    EXHIBIT 23.1
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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
  Oncogene Science, Inc.

     We consent to the use of our report incorporated by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Jericho, New York
September 23, 1996